UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2017

Camping World Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37908	81-1737145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkway Drive, Suite 270 Lincolnshire, IL 60069	60069
(Address of Principal Executive Offices)	(Zip Code)

(847) 808-3000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.             Submission of Matters to a Vote of Security Holders

On May 16, 2017, Camping World Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders. Total votes outstanding as of the March 23, 2017 record date was 93,526,323, of which 92,887,674 votes were cast in person or by proxy at the meeting, consisting of approximately 99.3% of the total votes outstanding as of the record date. The following are the voting results on proposals considered and voted upon at the meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 31, 2017.

Proposal 1 — Election of three Class I directors to serve until the annual meeting of stockholders in 2020 and until their respective successors shall have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Stephen Adams	84,764,189	6,696,136	1,427,349
Mary J. George	91,064,519	395,806	1,427,349
K. Dillon Schickli	86,275,369	5,184,956	1,427,349

Proposal 2 — Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
92,857,644	12,139	17,891	0

Proposal 3 — Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
91,349,861	103,375	7,089	1,427,349

Proposal 4 — Approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Votes for 1 Year	Votes for 2 Years	Votes for 3 Years	Votes ABSTAINED	Broker Non-Votes
90,587,150	11,523	852,309	9,343	1,427,349

Based on the foregoing votes, Stephen Adams, Mary J. George, and K. Dillon Schickli were elected as Class I directors, and Proposals 2 and 3 were approved.  For Proposal 4, based on the foregoing voting results and consistent with the Board of Directors’ recommendation, the Board of Directors has determined to hold an advisory vote on the compensation of the Company’s named executive officers every year until the next advisory vote regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers is submitted to the stockholders or the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the Company.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPING WORLD HOLDINGS, INC.

By:	/s/ Thomas F. Wolfe
Name:	Thomas F. Wolfe
Title:	Chief Financial Officer and Secretary

Date: May 22, 2017

3